Events After the Reporting Date	12 Months Ended
Dec. 31, 2017
Events After the Reporting Date [Abstract]
EVENTS AFTER THE REPORTING DATE
NOTE 38:-	EVENTS AFTER THE REPORTING DATE

a.	In February 2018, the Company sold the investment in derivative financial instruments of U.S. income-producing property shares (that do not include REG shares) for a profit of U.S.$ 48 million (approximately NIS 166 million).

b.	After the reporting date, wholly-owned subsidiaries of the Company sold 4.4 million shares of REG, representing 2.58% of the outstanding shares of REG, for a total consideration of U.S.$ 258 million (approximately NIS 895 million).

Following the aforesaid sales, the Company, through its wholly-owned subsidiaries, owns 14.1 million shares of REG, representing 8.25% of the issued and outstanding shares of REG and the voting rights therein.

c.	On February 15, 2018, the Company issued, by way of a shelf offer, NIS 860 million par value of unsecured debentures (Series M), for a net consideration of NIS 851 million. The debentures are linked to the increase in the consumer price index, bear fixed annual interest at the rate of 2.78% that is payable twice a year on June 30 and December 31 in each of the years 2018 to 2028 (inclusive) and mature as follows: the first installment (5% of the principal) is payable on June 30, 2021, the second installment (10% of the principal) is payable on June 30, 2022, the third installment (5% of the principal) is payable on June 30, 2023, the fourth installment (30% of the principal) is payable on June 30, 2025, the fifth installment (10% of the principal) is payable on June 30, 2026, and the sixth installment (40% of the principal) is payable on June 30, 2028.

Within the framework of the issuance of the debentures (Series M), the Company has undertaken, inter alia, to comply with the following covenants:

a.	The consolidated equity (net of rights that do not confer control) is to be maintained at a minimum amount of U.S.$ 800 million for three consecutive quarters;

b.	The ratio of interest-bearing liabilities, net to total assets will not exceed 75% if on the last of said quarters the debentures rating has been less than a ilBBB- by S&P Maalot and less than Baa3il by Midroog over three consecutive quarters.

In the event of non-compliance with any of the aforesaid covenants, the Company may provide collaterals in favor of the holders of the debentures (Series M) in lieu of such covenants.

The Company has also made other undertakings to the holders of the debentures, the breach of which will entitle the holders of the debentures to call for the immediate redemption of the debentures, including: minimum equity (net of rights that do not confer control) of U.S.$ 400 million in a quarter, refraining from a change of control in the Company, immediate redemption in the event that another marketable series of debentures of the Company is called for immediate redemption of (at the end of all correction or remedy periods) and the demand is not settled or in the event of the calling for the immediate repayment of material loans from a material institution that constitute 10% or more of the total gross financial liabilities of the Company as per is reviewed consolidated financial statements, and has further undertaken not to create a negative pledge in favor of any third party as security for a debt, unless it grants the holders of the debentures a pari passu-ranking floating charge.

Additionally, it has been determined that a reduction of the credit rating below il.BBB- of S&P Maalot will cause the raising of the interest at a total rate of up to 3%, subject to the terms and the margins set out in the debenture.

c.	On March 26, 2018, the Company declared a dividend of NIS 0.38 per share (aggregating NIS 74 million), payable on April 24, 2018 to the equity holders of the Company as of April 12, 2018.

d.	After the reporting date, the Company purchased 8.3 million CTY shares in consideration of EUR 16 million (approximately NIS 69 million). Consequently, the interest of the Company in CTY rose from 44.6% to 45.5% and the Group is expected to recognize an increase of NIS 15 million in equity in the first quarter of 2018, which is to be carried to capital reserves.

e.	On March 27, 2018, Norstar notified the Company that Messrs. Mr. Chaim Katzman, Mr. Dori Segal and Ms. Erika Ottosson have informed it of the cancellation of the shareholders’ agreement between the parties dated January 30, 2013. It has also been informed that, prior to the cancellation of the agreement, Mr. Katzman completed a transaction for the acquisition of the entire holdings of Ms. Ottosson in FUF (First US Financial LLC, a private company which owns 18.24% of Norstar’s share capital). Thereafter, Messrs. Katzman, Segal and Ottosson announced the discontinuation of their cooperation in relation to the shares of Norstar. Consequently, Mr. Katzman is the sole controlling shareholder in Norstar by virtue of his holdings.